                                                                      Exhibit 24

                        Infinity Broadcasting Corporation Employees' 401(k) Plan
                  Infinity Broadcasting Corporation Union Employees' 401(k) Plan
                                                    CBS Employee Investment Fund




                                POWER OF ATTORNEY

         The undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation ("Infinity"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of Class A Common Stock of Infinity pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Farid Suleman, and Angeline C. Straka, and each of them individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Infinity thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 10th day of March, 1999.


                                                     /s/  George H. Conrades
                                                     -------------------------

                                                                      Exhibit 24

                        Infinity Broadcasting Corporation Employees' 401(k) Plan
                  Infinity Broadcasting Corporation Union Employees' 401(k) Plan
                                                    CBS Employee Investment Fund



                                POWER OF ATTORNEY

         The undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation ("Infinity"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of Class A Common Stock of Infinity pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Farid Suleman, and Angeline C. Straka, and each of them individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Infinity thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 15th day of March, 1999.


                                                     /s/  Mel Karmazin
                                                     --------------------------

                                                                      Exhibit 24

                        Infinity Broadcasting Corporation Employees' 401(k) Plan
                  Infinity Broadcasting Corporation Union Employees' 401(k) Plan
                                                    CBS Employee Investment Fund



                                POWER OF ATTORNEY

         The undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation ("Infinity"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of Class A Common Stock of Infinity pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Farid Suleman, and Angeline C. Straka, and each of them individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Infinity thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 15th day of March, 1999.


                                               /s/  Richard R. Pivirotto
                                               ------------------------------

                                                                      Exhibit 24

                        Infinity Broadcasting Corporation Employees' 401(k) Plan
                  Infinity Broadcasting Corporation Union Employees' 401(k) Plan
                                                    CBS Employee Investment Fund



                                POWER OF ATTORNEY

         The undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation ("Infinity"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of Class A Common Stock of Infinity pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Farid Suleman, and Angeline C. Straka, and each of them individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Infinity thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 11th day of March, 1999.


                                                /s/  Jeffrey Sherman
                                                -----------------------------

                                                                      Exhibit 24

                        Infinity Broadcasting Corporation Employees' 401(k) Plan
                  Infinity Broadcasting Corporation Union Employees' 401(k) Plan
                                                    CBS Employee Investment Fund



                                POWER OF ATTORNEY

         The undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation ("Infinity"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of Class A Common Stock of Infinity pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Farid Suleman, and Angeline C. Straka, and each of them individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Infinity thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 10th day of March, 1999.


                                               /s/  Paula Stern
                                               --------------------------

                                                                      Exhibit 24

                        Infinity Broadcasting Corporation Employees' 401(k) Plan
                  Infinity Broadcasting Corporation Union Employees' 401(k) Plan
                                                    CBS Employee Investment Fund



                                POWER OF ATTORNEY

         The undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation ("Infinity"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in respect of the offering of shares of Class A Common Stock of Infinity pursuant to the above-referenced plans, hereby constitutes and appoints Mel Karmazin, Farid Suleman, and Angeline C. Straka, and each of them individually with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Infinity thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 10th day of March, 1999.


                                                  /s/  Farid Suleman
                                                  ----------------------------